Exhibit 23.2



                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We  hereby  consent  to  the  incorporation  by  reference in the Registration
Statement on Form S-8 of Compaq Computer Corporation of our report dated January 21, 1997, except as to Note 12, which is as of November 21, 1997, which appears in the Current Report on Form 8-K dated November 21, 1997.


/s/ PRICE WATERHOUSE LLP
PRICE WATERHOUSE LLP

Houston, Texas
December 16, 1997